Exhibit 99.1

Atossa Genetics

Corporate Presentation

February 21, 2018

NASDAQ: ATOS

WWW.ATOSSAGENETICS.COM

©2018 Atossa Genetics, Inc. All Rights Reserved.

2 Some of the information presented herein may contain projections or other forward - looking statements regarding future events or the future financial performance of the Company which the Company undertakes no obligation to update. These statements are based on management’s current expectations and are subject to risks and uncertainties that may cause actual results to differ materially from the anticipated or estimated future results, including the risks and uncertainties associated with preliminary study results varying from final results, estimates of potential markets for drugs under development, clinical trials, actions by the FDA and other governmental agencies, regulatory clearances, responses to regulatory matters, the market demand for and acceptance of Atossa's products and services, performance of clinical research organizations and other risks detailed from time to time in Atossa's filings with the Securities and Exchange Commission (the “SEC”), including without limitation its most recent annual report on form 10 - K, subsequent quarterly reports on Forms 10 - Q and Forms 8 - K, each as amended and supplemented from time to time. Forward - Looking Statements

Atossa Genetics (NASDAQ: ATOS) 3 - Clinical - stage company - Novel pharmaceuticals - Novel drug delivery methods - Breast cancer & other breast conditions

Our Drug and Delivery Programs 4 Drug Programs Using our Proprietary Endoxifen: • Topical Endoxifen • For mammographic breast density (MBD) reduction • All Phase 1 objectives met • 1 H 2018: Phase 2 study for MBD in Sweden • Oral Endoxifen • For “ tamoxifen - refractory” patients • All Phase 1 objectives met • 1H 2018: Phase 2 for tamoxifen - refractory patients

Our Drug and Delivery Programs, Cont. 5 Two Programs Using Proprietary Microcatheter Technology: • Microcatheters for Transpapillary CAR - T Delivery (TRAP CAR - T) – In R&D phase with goals of reducing toxicity, improving efficacy and the potential of T - cells migrating along the lymphatic pathway • Intraductal Microcatheters for Drug Delivery Enrollment underway in Phase 2 study for delivery of fulvestrant for treatment of ductal carcinoma in - situ (DCIS) and breast cancer

Suspicious Lump Biopsy Surgery and Radiation/ Chemotherapy Diagnosis Breast Cancer Timeline Tamoxifen (5 years) Intraductal : - Fulvestrant - TRAP CAR - T Oral Endoxifen Neoadjuvant Phase Adjuvant Phase 6 Prevention Window Topical Endoxifen Mammographic Breast Density

Program Pipeline 7 Pivotal Preclinical Phase 1 NDA* Market Drug/Device Program * Estimated FDA or Ex - US submission Phase 2 Phase 3 TRAP CAR - T Microcatheters Ph. 2 Underway Microcatheters Fulvestrant - DCIS and BC R&D 2019 2020 Ph. 2 start in 1H ‘18 Breast Density Refractory t o Tamoxifen Ph. 2 start in 1H ‘18 Topical Endoxifen Oral Endoxifen 2019 2020

Large Market Opportunities 8 Intraductal Fulvestrant : $800M U.S. market in DCIS pre - surgery and replacement to surgery (4) TRAP CAR - T: TBD U.S. Market Triple neg. – 37k patients/yr.; can’t use hormone therapy (3) The Need: Breast Cancer Statistics • 250,000 cancers and 60,000 DCIS in U.S. in 2017 (1, 2) • 40,000 deaths in U.S. in 2017 (1) • 15% of BC are triple negative; 3x deadlier in 5 years (3) Endoxifen: $1B U.S. market For treatment and chemoprevention of breast cancer (4) (1) American Cancer Society, Inc : Data reported by North American Association of Central Cancer Registries (NAACCR) (2) Data from Breastcancer.org (Retrieved from: http://www.breastcancer.org/symptoms/types/dcis ) (3) Data from Breastcancer.org (Retrieved from: http:// www.breastcancer.org / diagnosis/tripneg/behavior ) (4) Data from Defined Health: SERM Report January 2017

The Unmet Need

Topical Endoxifen for Density

- No FDA approved treatment
- 10 million women[1]
- Tamoxifen use minimal

Oral Endoxifen for Refractory

- Up to 500,000 tamoxifen patients under-treated (too-little Endoxifen)[2, 3]
- Raising Endoxifen levels may reduce risk of recurrent or new lesions

Intraductal Microcatheters

- Provides alternative to Systemic delivery, which has:
  - Systemic adverse effects
  - Limited tumor drug level
- ATOS microcatheter technology may:
  - Increase drug to tumor ratio
  - Improve efficacy
  - Reduce toxicity
  - CAR-T cells may follow lymphatic migration of cancer

(1) National Cancer Inst.: Prevalence of Mammographically Dense Breasts in the United States (Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4200066/)
(2) Breast Care (Basel): Clinical Relevance of CYP2D6 Genetics for Tamoxifen Response in Breast Cancer (Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2931018/)
(3) Cancer.net: Hormonal Therapy for Early-Stage Hormone Receptor-Positive Breast Cancer (Retrieved from: https://www.cancer.net/research-and-advocacy/asco-care-and-treatment-recommendations-patients/hormonal-therapy-early-stage-hormone-receptor-positive-breast-cancer)

Atossa GENETICS
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Endoxifen – Rationale for Development 10 • Develop TWO formulations for two large unmet medical needs: – Topical to reduce density: less than 5% of patients at increased risk of breast cancer will take oral t amoxifen because of actual or perceived side effects (1) – Oral: up to 50% of patients taking tamoxifen are refractory (2) – Tamoxifen Treatment Delay: it takes 50 - 200 days for tamoxifen to have treatment effect • Extensive existing data on Tamoxifen (1) Patient reluctance toward tamoxifen for breast cancer primary prevention, Ann. Surg O n col , 2001 Aug 8(7):580 - 5 (2) Data from Defined Health: SERM Report January 2017

• Low levels of circulating Endoxifen during tamoxifen adjuvant therapy correlate to an increased risk of recurrent or new breast cancers • Identified as an independent risk factor • Known and unknown causes for low endoxifen levels during tamoxifen therapy • Most active tamoxifen metabolite • It may save more lives Why Endoxifen? 11

Endoxifen - Overview 12 • Most active metabolite of tamoxifen • Tamoxifen has been widely studied • Tamoxifen is a pro - drug • Up to 50% of patients can’t make enough E ndoxifen (1) Tamoxifen Endoxifen (1) Breast Care (Basel): Clinical Relevance of CYP2D6 Genetics for Tamoxifen Response in Breast Cancer ( Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2931018 / )

MBD Can Mask Tumors Source: http ://woodtv.com/2015/05/11/are - you - dense - know - your - numbers / 13

MBD Correlates with Cancer Incidence http://slideplayer.com/slide/1557508 / 14

Endoxifen – Phase 1 Clinical Trial 15 • Study started in Q2 2017 in Australia; completed Q3 2017 • Pharmacokinetics; safety and tolerability • Placebo controlled, double - blinded • 48 female volunteers • Oral and topical arms at varying dose levels • Single, 28 day repeat dose

Endoxifen – Preliminary Phase 1 Results 16 All objectives in both topical and o ral arms successfully met: • Safety: no clinically significant safety signals and no clinically significant adverse events. • Tolerability: tolerated at each dose level through out the study. • Pharmacokinetics : • Topical - crossed the skin barrier when applied daily to the breast, as demonstrated by low but measurable Endoxifen blood levels detected in a dose - dependent fashion. • Oral - demonstrated blood levels that have been associated with a therapeutic effect in the adjuvant setting in women with breast cancer.

Oral Endoxifen – Potentially Faster Therapy 17 Atossa Oral Endoxifen May Solve the “Tamoxifen Delay” Endoxifen Source Time to Steady State Oral Tamoxifen (daily) Approx. 50 to 200 days (1) Atossa Oral Endoxifen (daily) 7 days (1) https ://www.ncbi.nlm.nih.gov/pmc/articles/PMC3357105/

Oral Endoxifen 18 Oral Endoxifen may solve the “Tamoxifen Delay” • Low Endoxifen levels in breast cancer patients who take oral tamoxifen correlate with an increased risk of developing new tumors or recurrence • Steady - state of Endoxifen in the serum as a metabolite from daily oral tamoxifen occurs approx. 50 to 200 days from the initiation of dosing (depending on the metabolism capabilities of the patient’s liver) • Steady - state of Endoxifen in the serum derived from Atossa’s oral Endoxifen occurs in seven days Atossa Oral Endoxifen may provide Endoxifen levels weeks or months earlier than Tamoxifen

Single Dose Pharmacokinetics Time, hours Pharmacokinetics Summary – Oral Study 19 Potential Therapeutic Level Time to maximum Endoxifen level is less than 8 hours

Oral Tamoxifen Yields Much Slower Blood Levels of Endoxifen 50 to >200 days to reach endoxifen steady - state levels Reference: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3357105/ The difference is metabolizer status 20 Oral Tamoxifen Pharmacokinetics

Endoxifen / Tamoxifen – Treatment Timeline 29 Days +29 Days This is 25 th percentile on breast cancer growth rate in women 50 - 59, as measured by mammography (1) (1) https://breast - cancer - research.biomedcentral.com/articles/10.1186/bcr2092 Oral Endoxifen Oral Tamoxifen 28

Oral Endoxifen – Refractory Clinical Trial Design 22 Entry Criteria: Pre - menopausal ER + breast cancer patients on tamoxifen Measure Endoxifen Levels >TBD nM Endoxifen Continue on tamoxifen (20 mg/day) ≤TBD nM Endoxifen Add Oral Endoxifen (2 or 4 mg/day)

Endoxifen Regulatory Pathway 23 Program could qualify for designation under the 505(b)(2) status. Advantages: • A single clinical study of safety and efficacy • Limited additional clinical or pre - clinical studies • Multi - year market exclusivity possible

Intraductal Microcatheters 24 • Potential advantages: higher local drug/CAR - T exposure; lower systemic concentrations (lower toxicity) vs systemically delivered agents; potential for lymphatic migration of T - cells • 1 issued and 3 pending patent app’s (US and PCT) for intraductal delivery of drugs and CAR - T • Kite Pharma acquisition by Gilead; Juno acquired by Celgene ; FDA approved Novartis's Kymriah ™ for B - cell Acute Lymphoblastic Leukemia

Intraductal Microcatheters 25 • Phase 2 study for delivery of fulvestrant in patients with DCIS or breast cancer (initiated at Columbia; transferred to Montefiore) • Advantages: potentially higher local drug exposure and lower systemic concentrations vs systemically delivered agents • Fulvestrant is FDA approved for intramuscular administration (AstraZeneca); opportunities with other drugs and biotherapeutics

Microcatheter Fulvestrant - Clinical Trial Study

Thirty women with ER^+ DCIS or Invasive Breast Cancer



Intramuscular Administration

6

24



C

Intraductal Administration

Drug Administered
30-45 days Before Surgery

Assessments

Efficacy	Safety	Pharmacokinetic
Pathological Response: Bio-Marker Expression	FACT-ES: Side Effects	Tissue and Blood Levels of Fulvestrant

Atossa GENETICS

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Microcatheters – TRAP CAR - T 27 Source: NIH Step 1 : Remove blood and genetically modify T - cells to kill cancer Step 2 : Atossa’s Transpapillary (TRAP) microcatheters deliver CAR modified T - cells to breast ducts containing cancer cells

TRAP CAR - T - Seeking partners Topical Endoxifen : 1H 2018 - Phase 2 study for MBD with Karolinska Institute Investigator (Sweden) Oral Endoxifen : 1H 2018 - Phase 2 study in patients refractory to Tamoxifen (AUS) Upcoming Milestones 28

29 Seasoned Management Steven Quay, MD, PhD Chairman, CEO and President Kyle Guse, CPA, ESQ, MBA CFO and General Counsel Janet R. Rea, MSPH, RAC Sr. VP Regulatory, Quality and Clinical Affairs

Atossa Genetics Inc. NASDAQ: ATOS Our Mission Develop novel pharmaceuticals and delivery systems to treat breast cancer and other breast conditions Long - Term Debt (1) (Sept. 30, 2017) None Cash (pro forma Sept. 30 , 2017 incl. Oct. offering ) $7.8m Capital Structure (Dec. 20 , 2017) 26.5M common shares; no preferred stock 10.6M warrants exercisable at $.31 400k warrants exercisable at >$5 Corporate Headquarters Seattle, Washington Corporate Summary 30 (1) Aside from Accounts Payable and o ther liabilities

Atossa
GENETICS

For More Information:

Kyle Guse, CFO and General Counsel

kyle.guse@atossagenetics.com

NASDAQ: ATOS

www.atossagenetics.com

©2018, Atossa Genetics Inc. All Rights Reserved.